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                                                                    Exhibit 32.2

                          HOLLINGER INTERNATIONAL INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of Hollinger International Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report), I, Peter K. Lane, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2005

                                                 /s/ Peter K. Lane
                                                 -------------------------------
                                                 Name: Peter K. Lane
                                                 Title: Vice President and Chief
                                                        Financial Officer

A signed original of this written statement required by Section 906 has been provided to Hollinger International Inc. and will be retained by Hollinger International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.